UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 29, 2021 (November 22, 2021)

VAHANNA TECH EDGE ACQUISITION I CORP.

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-41094	86-3078257
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1320 Avenue of the Americas, 16th Floor

New York, NY 10020

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code (347) 745-6448

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of Class A ordinary share, par value $0.0001 per share, and one-half of one redeemable warrant	VHNAU	The Nasdaq Stock Exchange LLC
Class A ordinary shares, par value $0.0001 per share	VHNA	The Nasdaq Stock Exchange LLC
Redeemable warrants, each warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	VHNAW	The Nasdaq Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 26, 2021, Vahanna Tech Edge Acquisition I Corp. (the “Company”) consummated its initial public offering (“IPO”) of 20,010,000 units (the “Units”), including the issuance of 2,610,000 Units as a result of the underwriters’ exercise of their over-allotment option in full. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant of the Company (each whole warrant, a “Warrant”), with each Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $200,100,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-260748) for the IPO, initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on November 4, 2021, as amended (the “Registration Statement”):

•

An Underwriting Agreement, dated November 22, 2021 (the “Underwriting Agreement”), by and between the Company and Mizuho Securities USA LLC (“Mizuho Securities”), as representative of the underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

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A Warrant Agreement, dated November 22, 2021 (the “Warrant Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

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A Letter Agreement, dated November 22, 2021 (the “Letter Agreement”), by and among the Company, its executive officers, its directors and Vahanna LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

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An Investment Management Trust Agreement, dated November 22, 2021 (the “Investment Management Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

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A Registration Rights Agreement, dated November 22, 2021 (the “Registration Rights Agreement”), by and between the Company, the Sponsor, Mizuho Securities and the other holders party thereto, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

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A Private Placement Warrants Purchase Agreement, dated November 22, 2021 (the “Private Placement Warrants Purchase Agreement”), by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

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An Administrative Services Agreement, dated November 22, 2021 (the “Administrative Services Agreement”), by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

•

A Subscription Agreement, dated November 22, 2021 (the “Subscription Agreement”), by and between the Company and Mizuho Securities, a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Warrants Purchase Agreement, the Company completed the private sale of 8,638,500 warrants (the “Private Placement Warrants”) to the Sponsor at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $8,638,500.

The Private Placement Warrants are identical to the Warrants included as part of the Units sold in the IPO, except that (i) the Private Placement Warrants are subject to certain transfer restrictions; (ii) so long as they are held by the Sponsor or its permitted transferees, the Private Placement Warrants are not redeemable and may be exercised on a cashless basis; and (iii) the holders thereof are entitled to certain registration rights. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Additionally, simultaneously with the closing of the IPO on November 26, 2021, pursuant to the Subscription Agreement, the Company completed the private sale of an aggregate of 150,000 Class B ordinary shares of the Company, par value $0.0001 per share (the “Representative Shares”), at a purchase price of approximately $3.33 per Representative Share, generating gross proceeds to the Company of $500,000. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Representative Shares was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended. In connection with the closing of the IPO on November 26, 2021, the Sponsor forfeited and returned to the Company, at no cost, an aggregate of 150,000 Class B ordinary shares of the Company, resulting in the Sponsor owning 4,852,500 Class B ordinary shares of the Company.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the IPO, on November 22, 2021, Ajay Shah and Diane B. Glossman (collectively, the “Directors”) were appointed to the board of directors of the Company (the “Board”). The Board has determined that Diane B. Glossman, Abha Kumar and Rangarajan Sundaram are independent directors within the meaning of applicable SEC and Nasdaq rules. Effective November 22, 2021, Diane B. Glossman, Abha Kumar and Rangarajan Sundaram were appointed to the Board’s Audit Committee, with Diane B. Glossman serving as chair of the Audit Committee. Effective November 22, 2021, Diane B. Glossman, Abha Kumar and Rangarajan Sundaram were appointed to the Board’s Compensation Committee, with Abha Kumar serving as chair of the Compensation Committee.

Following the appointment of the Directors, the Board is comprised of five members.

On November 22, 2021, in connection with his or her appointment to the Board, each Director and Company officers entered into the Letter Agreement as well as an indemnity agreement (each, an “Indemnity Agreement”) with the Company.

Other than the foregoing, none of the Directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Letter Agreement and the form of indemnity agreement do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and form of indemnity agreement, copies of which are attached as Exhibit 10.1 and Exhibit 10.5 hereto, respectively, and are incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association (the “Amended Charter”). The terms of the Amended Charter are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended Charter is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $204,102,000, comprised of $196,620,000 of the proceeds from the IPO (which amount includes $6,525,000 of the underwriters’ deferred discount) and $7,482,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a trust account at J.P. Morgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes and up to $100,000 of interest to pay dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Class A Ordinary Shares included in the Units sold in the IPO (the “public shares”) properly submitted in connection with a shareholder vote to amend the Company’s Amended Charter (A) to modify the substance or timing of the Company’s obligation to redeem 100% of the public shares if it does not complete its initial business combination within 15 months (or up to 21 months, if applicable) from the closing of the IPO or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity or (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 15 months (or up to 21 months, if applicable) from the closing of the IPO, subject to applicable law.

On November 22, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On November 26, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 22, 2021, by and between the Company and Mizuho Securities USA LLC, as representative of the underwriters.

3.1	Amended and Restated Memorandum and Articles of Association.

4.1	Warrant Agreement, dated November 22, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated November 22, 2021, by and among the Company, its executive officers, its directors and Vahanna LLC.

10.2	Investment Management Trust Agreement, dated November 22, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated November 22, 2021, by and between the Company, Vahanna LLC, Mizuho Securities USA LLC and the other holders party thereto.

10.4	Private Placement Warrants Purchase Agreement, dated November 22, 2021, by and between the Company and Vahanna LLC.

10.5	Form of Indemnity Agreement.

10.6	Administrative Services Agreement, dated November 22, 2021, by and between the Company and Vahanna LLC.

10.7	Subscription Agreement dated November 22, 2021, by and between the Company and Mizuho Securities USA LLC.

10.8	Surrender of Shares Agreement dated October 28, 2021, by Vahanna LLC.

99.1	Press Release, dated November 22, 2021.

99.2	Press Release, dated November 26, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vahanna Tech Edge Acquisition I Corp.

By:	/s/ Karan Puri
Name: Karan Puri
Title: Chief Executive Officer

Dated: November 29, 2021